Exhibit 21.1

Subsidiaries of OneMain Holdings, Inc. *	Jurisdiction of Incorporation

AGFC Capital Trust I	Delaware
American Health and Life Insurance Company	Texas
Columbia River Funding, LLC	Delaware
CommoLoCo, Inc.	Puerto Rico
CREDITHRIFT of Puerto Rico, Inc.	Puerto Rico
Foursight Capital Automobile Receivables Trust 2022-1	Delaware
Foursight Capital Automobile Receivables Trust 2022-2	Delaware
Foursight Capital Automobile Receivables Trust 2023-1	Delaware
Foursight Capital Automobile Receivables Trust 2023-2	Delaware
Foursight Capital Automobile Receivables Trust 2024-1	Delaware
Foursight Capital LLC	Utah
Foursight Funding LLC	Delaware
Foursight Funding II LLC	Delaware
Foursight Funding III LLC	Delaware
Foursight Funding IV LLC	Delaware
Foursight Receivables LLC	Delaware
Hubbard River Funding, LLC	Delaware
Hudson River Funding, LLC	Delaware
MorEquity, Inc.	Nevada
Mystic River Funding, LLC	Delaware
New River Funding, LLC	Delaware
New River Funding Trust	Delaware
OMF Services, LLC	Delaware
OneMain Alliance, LLC	Texas
OneMain Assurance Services, LLC	Texas
OneMain Auto Depositor, LLC	Delaware
OneMain Consumer Loan, Inc.	Delaware
OneMain Direct Auto Funding, LLC	Delaware
OneMain Direct Auto Receivables Trust 2019-1	Delaware
OneMain Direct Auto Receivables Trust 2021-1	Delaware
OneMain Direct Auto Receivables Trust 2022-1	Delaware
OneMain Direct Auto Receivables Trust 2023-1	Delaware
OneMain Direct Auto Receivables Trust 2025-1	Delaware
OneMain Financial Auto Funding I, LLC	Delaware
OneMain Financial CC Transferor, LLC	Delaware
OneMain Financial Credit Card Trust	Delaware
OneMain Financial (HI), Inc.	Hawaii
OneMain Financial Funding VII, LLC	Delaware
OneMain Financial Funding X, LLC	Delaware
OneMain Financial Funding XI, LLC	Delaware
OneMain Financial Funding XII, LLC	Delaware
OneMain Financial Funding XIII, LLC	Delaware
OneMain Financial Group, LLC	Delaware
OneMain Financial Holdings, LLC	Delaware
OneMain Financial Insurance Agency of Florida, LLC	Florida

Subsidiaries of OneMain Holdings, Inc. *	Jurisdiction of Incorporation

OneMain Financial Insurance Agency of Washington, LLC	Washington
OneMain Financial Issuance Trust 2018-2	Delaware
OneMain Financial Issuance Trust 2019-A	Delaware
OneMain Financial Issuance Trust 2019-2	Delaware
OneMain Financial Issuance Trust 2020-2	Delaware
OneMain Financial Issuance Trust 2021-1	Delaware
OneMain Financial Issuance Trust 2022-S1	Delaware
OneMain Financial Issuance Trust 2022-2	Delaware
OneMain Financial Issuance Trust 2022-3	Delaware
OneMain Financial Issuance Trust 2023-1	Delaware
OneMain Financial Issuance Trust 2023-2	Delaware
OneMain Financial Issuance Trust 2024-1	Delaware
OneMain Financial Issuance Trust 2025-1	Delaware
OneMain Financial of Minnesota, Inc.	Minnesota
OneMain Financial, Inc.	West Virginia
OneMain Financial Term Funding I, LLC	Delaware
OneMain Foursight Auto I, LLC	Delaware
OneMain Foursight Auto II, LLC	Delaware
OneMain Foursight Auto III, LLC	Delaware
OneMain General Services Corporation	Delaware
OneMain Mortgage Services, Inc.	Delaware
OneMain Trim, LLC	Delaware
River Thames Funding, LLC	Delaware
Second Street Funding Corporation	Delaware
Sixth Street Funding LLC	Delaware
SpringCastle Holdings, LLC	Delaware
Springleaf Acquisition Corporation	Delaware
Springleaf Asset Holding II, Inc.	Delaware
Springleaf Asset Holding, Inc.	Delaware
Springleaf Branch Holding Company	Delaware
Springleaf Consumer Loan Holding Company	Delaware
Springleaf Depositor LLC	Delaware
Springleaf Documentation Services, Inc.	California
Springleaf Finance Commercial Corp.	Indiana
Springleaf Financial Asset Holdings, LLC	Delaware
Springleaf Financial Cash Services, Inc.	Delaware
Springleaf Financial Center Thrift Company	California
Springleaf Financial Funding Company	Delaware
Springleaf Financial Funding Company II	Delaware
Springleaf Financial Funding II Holding Company	Delaware
Springleaf Funding II, LLC	Delaware
Springleaf Mortgage Holding Company	Delaware
Springleaf Properties, Inc.	Indiana
St. Lawrence River Funding, LLC	Delaware
Thayer Brook Funding, LLC	Delaware
Third Street Funding LLC	Delaware

Subsidiaries of OneMain Holdings, Inc. *	Jurisdiction of Incorporation

Triton Insurance Company	Texas
Wilmington Finance, Inc.	Delaware
* OneMain Finance Corporation is a wholly owned direct subsidiary of OneMain Holdings, Inc.